Hennessy Cornerstone Large Growth Fund
Schedule of Investments
January 31, 2020 (Unaudited)

	Number		% of
	of Shares	Value	Net Assets
COMMON STOCKS - 97.39%
Communication Services - 8.05%
Omnicom Group, Inc.	31,800	$2,394,858	1.81%
The Walt Disney Co.	21,000	2,904,510	2.20%
Verizon Communications, Inc.	42,800	2,544,032	1.93%
ViacomCBS, Inc.	81,388	2,777,772	2.11%
		10,621,172	8.05%
Consumer Discretionary - 17.81%
Best Buy Co., Inc.	39,500	3,345,255	2.53%
DR Horton, Inc.	59,800	3,540,160	2.68%
Kohl’s Corp.	36,400	1,556,100	1.18%
Las Vegas Sands Corp.	38,900	2,540,559	1.93%
Lear Corp.	15,100	1,860,018	1.41%
NVR, Inc. (a)	950	3,626,122	2.75%
Tapestry, Inc.	68,200	1,757,514	1.33%
Target Corp.	32,800	3,632,272	2.75%
The Gap, Inc.	94,800	1,650,468	1.25%
		23,508,468	17.81%
Consumer Staples - 6.02%
Altria Group, Inc.	47,200	2,243,416	1.70%
Kellogg Co.	40,800	2,782,968	2.11%
PepsiCo, Inc.	20,600	2,925,612	2.21%
		7,951,996	6.02%
Energy - 2.97%
ConocoPhillips	33,800	2,008,734	1.52%
HollyFrontier Corp.	42,500	1,909,100	1.45%
		3,917,834	2.97%
Financials - 4.70%
Ameriprise Financial, Inc.	17,900	2,960,839	2.24%
T. Rowe Price Group, Inc.	24,300	3,244,779	2.46%
		6,205,618	4.70%
Health Care - 5.65%
AmerisourceBergen Corp.	27,600	2,361,456	1.79%
Amgen, Inc.	12,800	2,765,440	2.09%
HCA Healthcare, Inc.	16,800	2,331,840	1.77%
		7,458,736	5.65%
Industrials - 24.64%
Caterpillar, Inc.	17,000	2,232,950	1.69%
Cummins, Inc.	15,300	2,447,541	1.85%
Deere & Co.	14,900	2,362,842	1.79%
Delta Air Lines, Inc.	46,500	2,591,910	1.96%
General Dynamics Corp.	13,700	2,403,528	1.82%
Masco Corp.	63,500	3,017,520	2.29%
Northrop Grumman Corp.	8,300	3,108,931	2.36%
PACCAR, Inc.	34,500	2,560,245	1.94%
Parker-Hannifin Corp.	13,600	2,661,384	2.02%
Southwest Airlines Co.	43,800	2,408,124	1.82%
Spirit AeroSystems Holdings, Inc., Class A	24,300	1,587,276	1.20%
United Parcel Service, Inc., Class B	21,500	2,225,680	1.69%
Waste Management, Inc.	24,000	2,920,800	2.21%
		32,528,731	24.64%
Information Technology - 22.95%
Apple, Inc.	13,830	4,280,523	3.24%
Applied Materials, Inc.	61,200	3,548,988	2.69%
DXC Technology Co.	35,900	1,144,492	0.87%
HP, Inc.	102,000	2,174,640	1.65%
Intel Corp.	46,450	2,969,549	2.25%
International Business Machines Corp.	17,300	2,486,529	1.88%
KLA Corp.	21,100	3,497,114	2.65%
Lam Research Corp.	13,100	3,906,551	2.96%
Micron Technology, Inc. (a)	56,500	2,999,585	2.27%
Skyworks Solutions, Inc.	29,000	3,281,350	2.49%
		30,289,321	22.95%
Materials - 4.60%
Celanese Corp.	23,200	2,401,200	1.82%
Nucor Corp.	38,800	1,842,612	1.39%
Westlake Chemical Corp.	29,900	1,829,880	1.39%
		6,073,692	4.60%
Total Common Stocks (Cost $110,896,161)		128,555,568	97.39%

SHORT-TERM INVESTMENTS - 2.80%
Money Market Funds - 2.80%
First American Government Obligations Fund, Institutional Class, 1.49% (b)	3,692,974	3,692,974	2.80%
Total Short-Term Investments (Cost $3,692,974)		3,692,974	2.80%

Total Investments (Cost $114,589,135) - 100.19%		132,248,542	100.19%
Liabilities in Excess of Other Assets - (0.19)%		(246,835)	(0.19)%
TOTAL NET ASSETS - 100.00%		$132,001,707	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of January 31, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of January 31, 2020
The Fund follows fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market price on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy, depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee, comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor. The function of the Valuation and Liquidity Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of January 31, 2020, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$10,621,172	$–	$–	$10,621,172
Consumer Discretionary	23,508,468	–	–	23,508,468
Consumer Staples	7,951,996	–	–	7,951,996
Energy	3,917,834	–	–	3,917,834
Financials	6,205,618	–	–	6,205,618
Health Care	7,458,736	–	–	7,458,736
Industrials	32,528,731	–	–	32,528,731
Information Technology	30,289,321	–	–	30,289,321
Materials	6,073,692	–	–	6,073,692
Total Common Stocks	$128,555,568	$–	$–	$128,555,568

Short-Term Investments
Money Market Funds	$3,692,974	$–	$–	$3,692,974
Total Short-Term Investments	$3,692,974	$–	$–	$3,692,974

Total Investments	$132,248,542	$–	$–	$132,248,542